Exhibit 10.14


                         HYATT GAMING SECURITY AGREEMENT


           THIS HYATT GAMING SECURITY AGREEMENT, dated as of March 14, 2000 (herein as amended, restated, supplemented or otherwise modified from time to time, called this "Hyatt Gaming Security Agreement"), is between Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (herein called the "Debtor"), and Hyatt Gaming Management, Inc., a Nevada corporation (herein, together with its successors and assigns, called the "Lender"). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Subordinated Loan Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

                                    RECITALS

           WHEREAS, the Debtor and SunTrust Bank, a Georgia banking corporation, as trustee (herein, together with its successors in such capacity called the "Indenture Trustee") are, contemporaneously with the execution and delivery of this Hyatt Gaming Security Agreement, entering into that certain Indenture of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Debtor
(a) is issuing its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (b) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes" and together with the Series A Notes, the "Initial Notes"), in the original aggregate principal amount of $100,000,000 and pursuant to which Debtor may issue up to an additional $35,000,000 aggregate principal amount of notes in the same series as the Initial Notes (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Additional Notes" and, together with the Initial Notes, the "Notes").

           WHEREAS, it is a condition precedent to the purchase of the Initial Notes that Debtor shall have executed and delivered that certain Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "First Security Agreement") to the Indenture Trustee for itself and the ratable benefit of the holders from time to time of the Notes to secure the due and punctual payment and performance of the Obligations (as defined in the First Security Agreement).

           WHEREAS, Debtor and Lender are, contemporaneously with the execution and delivery of this Hyatt Gaming Security Agreement, entering into that certain Subordinated Loan Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") pursuant to which Lender is loaning Debtor the principal amount of $7,500,000 (the "Subordinated Loan"). To evidence the Subordinated Loan, Debtor has executed and delivered to Lender that certain Subordinated Promissory Note of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Note"). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Subordinated Loan Agreement.

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           WHEREAS, it is a condition precedent to Lender's making of the
Subordinated Loan that Debtor shall have executed and delivered this Hyatt Gaming Security Agreement to Lender to secure the payment and performance of the Obligations (as hereinafter defined).

           WHEREAS, Lender, Debtor and the Indenture Trustee have entered into that certain Intercreditor Subordination and Collateral Agreement, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") of even date herewith to establish the relative priorities of the indebtedness owing by Debtor and of the liens securing such indebtedness.

           NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lender to execute the Subordinated Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees, for the benefit of Lender as follows:

Section 1. Definitions. When used herein, (a) the terms Account, Chattel Paper, Deposit Account, Document, Equipment, Fixture, General Intangibles, Goods, Instruments, Investment Property and Inventory shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms shall have the following meanings:

           "Account Debtor" shall mean the party who is obligated on or under any Account Receivable or Contract Right of the Debtor or, if appropriate, any General Intangible of the Debtor.

           "Account Receivable" shall mean an Account.

           "Additional Debtor" shall have the meaning assigned to such term under subsection 9.12.

           "Advance Disbursement Account" shall mean that certain account number 040417634 at Norwest Bank Minnesota, N.A.

           "Advance Disbursement Account Agreement" shall mean that certain Advance Disbursement Account Agreement of even date herewith by and among Debtor, Lender, the Indenture Trustee, Disbursement Agent and Securities Intermediary.

           "Amendment" shall have the meaning assigned to such term under subsection 9.12.

           "Assignee Deposit Account" shall have the meaning assigned to such term under Section 4.

           "Cash Collateral Accounts" shall mean the Interest Reserve Account, the Construction Disbursement Account, the Completion Reserve Account and the Advance Disbursement Account, each to be maintained by the Disbursement Agent pursuant to the terms of the Cash Collateral and Disbursement Agreement.

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           "Cash Collateral and Disbursement Agreement" shall mean the Cash
Collateral and Disbursement Agreement among the Debtor, Lender, the Indenture Trustee, RE TECH+, Inc., as independent construction consultant, First American Heritage Title Company, as the construction escrow agent, and the Disbursement Agent (as amended, restated, supplemented or otherwise modified from time to time).

           "Casino" shall mean the pending project to develop, construct, equip and operate the Debtor's casino and related amenities.

           "Collateral" shall mean all property or rights in which a security interest is granted hereunder.

           "Computer Hardware and Software" shall mean (i) all computer and other electronic data processing hardware, whether now owned, licensed or leased or hereafter acquired by the Debtor, including, without limitation, all integrated computer systems, central features, computer elements, card processing units, memory units, display terminals, printers, readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now owned, licensed or leased or hereafter acquired by the Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by the Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii) above, whether now owned, licensed or leased or hereafter acquired by the Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

           "Contract Right" shall mean any right of the Debtor to payment under a contract for the sale or lease of Goods or the rendering of services, which right is at the time of determination not yet earned by performance.

           "Debtor" shall have the meaning assigned to such term in the Preamble.

           "Disbursement Agent" shall mean Norwest Bank Minnesota, N.A., a national association, as disbursement agent.

           "Excluded Assets" shall have the meaning assigned to such term in
Section 2.

           "FF&E" shall mean furniture, fixtures or equipment used in the ordinary course of the business of the Debtor and its Subsidiaries.

           "FF&E Financing" shall mean the incurrence of indebtedness, the proceeds of which are utilized solely to finance or refinance the acquisition of

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(or entry into a capital lease by the Debtor or a Subsidiary with respect to )
FF&E to the extent permitted by the Subordinated Loan Agreement.

           "First Security Agreement" shall have the meaning assigned to such term in the Recitals.

           "Gaming Authority" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or any foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Limited Gaming Control Commission and any other applicable gaming regulatory authority with authority to regulate any gaming operation (or proposed gaming operation) owned by the Debtor or any of its Subsidiaries and managed or operated by Lender or any of its Subsidiaries.

           "Gaming Business" shall mean the gaming business and includes all businesses either licensed or unlicensed by a Gaming Authority necessary for, incident to or connected with or arising out of the operation of a gaming establishment or facility (including developing and operating lodging, retail and restaurant facilities, sports or entertainment facilities, transportation services or other related activities or enterprises and any additions or improvements thereto) and any businesses incident and useful to the gaming business, including, without limitation, food and beverage distribution operations to the extent that they are operated in connection with a gaming business.

           "Gaming Laws" shall mean the gaming laws of any jurisdiction or jurisdictions to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Subordinated Loan Agreement, be subject.

           "Gaming License" shall mean any license, permit, franchise or other authorization from any Gaming Authority required on the date of the Subordinated Loan Agreement or at any time thereafter to own, lease, operate or otherwise conduct the Gaming Business of the Debtor, including all licenses granted under the Gaming Laws of any jurisdiction to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Subordinated Loan Agreement, be subject.

           "Hyatt Gaming Intellectual Property" shall mean certain intellectual property of which Lender is either the owner or licensee including (a) software for use at one or more other facilities managed by Lender or its affiliates and all source and object code versions thereof and all related documentation, flow charts, user manuals, listing, and service/operator manuals and any enhancements, modifications, or substitutions thereof, and (b) trade secrets, trade names, trademarks, know-how and other proprietary information relating to the operating methods, procedures and policies with respect to the Casino.

           "Hyatt Gaming Security Agreement" shall have the meaning assigned to such term in the Preamble.

           "Indenture" shall have the meaning assigned to such term in the Recitals.

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           "Intellectual Property" shall mean all of the following owned by, issued to or licensed to the Debtor and used in its business, along with all income, royalties, damages and payments due or payable now or hereafter (including without limitation, damages and payments for past or future infringements or misappropriations thereof), the right to sue and recover for past infringements or misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any reissues, continuations, continuations-in-part, revisions, extensions or reexaminations thereof; trademarks, service marks, trade styles, trade dress logos, trade names, corporate names, company names, business names and fictitious business names, together with all goodwill associated therewith (including, without limitation, the use of the current corporate name and trade names listed on
Schedule III hereto and all translations, adaptations, derivations and combinations of the foregoing); copyrights (whether registered, unregistered, statutory or common law) and copyrightable works; internet domain names; mask works; and registrations, applications and renewals for any of the foregoing; trade secrets and confidential information (including, without limitation, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and development information drawings, specifications, designs, plans, proposals, technical data, financial and accounting data, business and marketing plans, and customer and supplier lists and related information); computer software (including, without limitation, data, data bases and documentation); other intellectual property rights; and all copies and tangible embodiments of the foregoing (in whatever form or medium).

           "Intercreditor Agreement" shall mean the Intercreditor Subordination and Collateral Agreement among the Debtor, Lender and the Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time).

           "Liquor Laws" shall mean the liquor laws of any jurisdiction or jurisdictions to which the Debtor or any of its Subsidiaries is, or may at any time after the date of the Subordinated Loan Agreement, be subject.

           "Liquor License" shall mean any license, permit, franchise or other authorization from any Liquor Licensing Authority necessary or required on the date of the Subordinated Loan Agreement or at any time thereafter to own, lease, operate or otherwise conduct the lodging, retail, restaurant or other entertainment facilities of the Debtor, including all licenses granted under the Liquor Laws.

           "Liquor Licensing Authority" shall mean means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or a foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Liquor Enforcement Division and the city of Black Hawk Liquor Licensing Authority and any other applicable liquor licensing regulatory authority with authority to regulate any liquor licensed operation (or proposed liquor licensed operation) owned by the Debtor and managed or operated by Lender or any of its Subsidiaries.

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           "Management Agreement" shall mean the Management Agreement dated as of February 2, 2000 between Lender and the Debtor relating to the management of the Casino (as amended, restated, supplemented or otherwise modified from time to time).

           "Non-Tangible Collateral" shall mean, collectively, the Debtor's Accounts Receivable, Contract Rights and General Intangibles.

           "Notes" shall have the meaning assigned to such term in the Recitals.

           "Obligations" shall mean all obligations of the Debtor to Lender howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Subordinated Loan Agreement, the Subordinated Note, this Hyatt Gaming Security Agreement or any other document, instrument, financing statement or agreement now or hereafter executed and delivered in connection herewith or therewith.

           "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization and a government agency or a political subdivision thereof.

           "Protected Marks" shall mean the right of Hyatt Gaming Management, Inc. to use certain logos, trademarks, trade names, and other marks related to the Protected Name in conjunction with the operation of the Casino.

           "Protected Name" shall mean the right of Hyatt Gaming Management, Inc. to use the name "Hyatt" either alone or in conjunction with another word or words in conjunction with the operation of the Casino.

           "Securities Intermediary" shall mean Norwest Bank Minnesota, N.A., a national association, as securities intermediary.

           "Subordinated Loan Agreement" shall have the meaning assigned to such term in the Recitals.

           "Subordinated Note" shall have the meaning assigned to such term in the Recitals.

           "Subsidiary" shall mean, with respect to any Person: (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

           "Trustee" shall have the meaning assigned to such term in the Preamble.

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           "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York on the date of this Hyatt Gaming Security Agreement; provided, however, that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest granted hereunder in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

           "Unmatured Surviving Obligation" shall mean, as of any date, an Obligation which is contingent and unliquidated and not due and owing on such date and which pursuant to provisions of the Subordinated Loan Agreement, the Subordinated Note, the other Collateral Documents and any other documents or agreement executed in connection herewith or therewith, survives termination of such documents or agreements and the indefeasible payment in full of the Subordinated Note.

           Section 2. Grant of Security Interest. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, the Debtor hereby grants to Lender, a continuing security interest in the following property of the Debtor, and in all of the Debtor's right, title and interest therein, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired:

              (i)   all Accounts Receivable;

              (ii)  all Chattel Paper;

              (iii) all Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

              (iv) all Contract Rights;

              (v) all Deposit Accounts (including, without limitation, the Cash Collateral Accounts and each Assignee Deposit Account);

              (vi) all Documents;

              (vii) all General Intangibles (including, without limitation, any rights of the Debtor arising from time to time to receive payment under a billing to a person or other entity representing such person's or entity's obligation to reimburse the Debtor for indebtedness paid or to be paid by the Debtor for the account of such person or entity or for loans and advances by Debtor to such person or entity);

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              (viii) all Goods (including, without limitation, all its
Equipment, Fixtures and Inventory), and together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

              (ix)   all Instruments;

              (x)    all Intellectual Property;

              (xi) all money (of every jurisdiction whatsoever) other than and in addition to any money in the Deposit Accounts; and

              (xii)  all Investment Property;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided, however, that there shall be excluded from the Collateral the following assets (the "Excluded Assets"): (A) Gaming Licenses, (B) Liquor Licenses, (C) all gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) that the Gaming Laws or Liquor Laws, as applicable, prohibit, as of the date hereof, the Debtor from granting a security interest therein without the approval of the relevant Gaming Authority or Liquor License Authority (but only to the extent such approval has not been obtained), (D) FF&E to the extent that
(1) the purchase or lease of such FF&E is not financed with the proceeds of the Notes but with the proceeds of an FF&E Financing and (2) the Debtor is permitted to enter into such FF&E Financing for such FF&E under the Indenture and (E) the Hyatt Gaming Intellectual Property, the Protected Marks and the Protected Name; provided, further, that (x) any such Excluded Asset now owned or hereafter acquired by the Debtor shall automatically become part of the Collateral when and to the extent it may subsequently be made subject to such a lien and/or such approval of the Gaming Authority or Liquor License Authority, as applicable, is obtained and/or such FF&E Financing has been repaid, satisfied or terminated and
(y) all proceeds of any Excluded Assets shall be subject to the continuing security interest granted hereunder to the full extent permitted under applicable Gaming Laws or Liquor Laws or the terms of the FF&E Financing; provided, still further, that the security interest granted herein in the Cash Collateral Accounts shall be subject to the provisions of the Intercreditor Agreement and subordinated to the lien of the Indenture Trustee in such accounts to the extent, but only to the extent, set forth in the Intercreditor Agreement.

           Notwithstanding anything herein to the contrary, (i) the Debtor shall remain liable under each contract and other agreement to which it is a party constituting Collateral, and shall observe and perform all conditions and obligations under such contracts and other agreements in accordance with the terms and provisions thereof and (ii) the failure of Debtor to grant a security interest in gaming devices, other licenses or permits and any interest in such gaming devices, licenses or permits to the extent (but only to the extent) prohibited by the Gaming Laws or Liquor Laws, as amended, supplemented or otherwise modified subsequent to the date hereof, shall not constitute an Event of Default.

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Section 3. Representations and Warranties. The Debtor represents and warrants that:

              (i) except for the financing statements set forth on Schedule V hereto which will be released in connection with the consummation of the transactions contemplated hereby, Uniform Commercial Code financing statement (other than any which may have been filed on behalf of Lender or in connection with Permitted Liens) covering any of the Collateral is on file in any public office;

              (ii) the Debtor is and will be the lawful owner of all of the Collateral, free of all liens and claims whatsoever, other than the security interest hereunder, the lien of the Indenture Trustee on the Cash Collateral Accounts and Permitted Liens with full power and authority to execute this Hyatt Gaming Security Agreement and to perform the Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder;

              (iii) all information with respect to the Collateral and the Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to Lender, and all other written information heretofore or hereafter furnished by the Debtor to Lender, is and will be true and correct in all material respects as of the date furnished;

              (iv) the address of the location of the records of the Debtor concerning Non-Tangible Collateral and the address of the Debtor's chief executive office are as set forth on Schedule I hereto, and the Debtor's Inventory and other Goods are located at its own premises at the address(es) shown on such Schedule I;

              (v) none of the Collateral (other than Non-Tangible Collateral) has, within the four (4) months preceding the date of this Hyatt Gaming Security Agreement, been located at any place other than the Debtor's own premises at the address(es) shown on Schedule I hereto;

              (vi) the Debtor is not now known and has not previously been known by any trade name except as disclosed on
Schedule III hereto;


              (vii) except as set forth on Schedule III hereto, the Debtor has not been known by any legal name different from the one set forth on the signature page of this Hyatt Gaming Security Agreement, nor has the Debtor been the subject of any merger or other corporate reorganization except as previously disclosed to Lender in writing prior to the date hereof;

              (viii) Schedule II hereto is a complete listing of all of the Debtor's Intellectual Property;


              (ix) except as disclosed on Schedule IV hereto, the Debtor is not a party to any, Federal, state or local government contract;

              (x) the Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado;

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              (xi)   the execution and delivery of this Hyatt Gaming Security
Agreement and the performance by the Debtor of its obligations hereunder are within the Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Debtor or of any agreement, instrument or order binding upon the Debtor;

              (xii) this Hyatt Gaming Security Agreement is a legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms;

              (xiii) the Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could materially and adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Debtor or the value of the Collateral or the worth of the Collateral as collateral security;

              (xiv) all of the Intellectual Property is subsisting and none has been adjudged invalid or unenforceable, in whole or in part; and

              (xv) all of the Intellectual Property is valid and enforceable and, in the case of the patents and patent applications included in the Intellectual Property, the Debtor has notified Lender in writing of all prior uses (including public uses and sales) of which it is aware.

Section 4. Processing Sale Collections, etc. Until such time as a Default or an Event of Default shall have occurred and remained continuing, the Debtor, in accordance with the terms of the Subordinated Loan Agreement,

              (i) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by the Debtor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Debtor for such purpose;

              (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as Lender may reasonably request or, in the absence of such request, as the Debtor may deem advisable, and

              (iii) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral.

           Lender, however, may, at any time a Default or an Event of Default has occurred and is continuing, notify any parties obligated on any of the Non-Tangible Collateral to make payment to Lender of any amounts due or to

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become due thereunder and enforce collection of any of the Non-Tangible
Collateral by suit or otherwise. Upon request of Lender at any time a Default or an Event of Default has occurred and is continuing, the Debtor will, at its own expense notify any parties obligated on any of the Non-Tangible Collateral to make payment to Lender of any amounts due or to become due thereunder.

           Upon request of Lender at any time a Default or an Event of Default has occurred and is continuing, the Debtor will (except as Lender may otherwise consent in writing) forthwith, upon receipt, transmit and deliver to Lender, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Lender) which may be received by the Debtor (except for amounts payable to regulatory authorities as required by law) at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as Lender may otherwise consent in writing, any such items which may be received by the Debtor after such request by Lender will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for Lender until delivery is made to Lender. The Debtor will comply with the terms and conditions of any consent given by Lender pursuant to the provisions of this paragraph.

           All items or amounts which are delivered by the Debtor to Lender (or collected directly by Lender, as the case may be) pursuant to the foregoing provisions of this Section 4 on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (herein called the "Assignee Deposit Account") of the Debtor with Lender, as security for the performance and payment of the Obligations. The Debtor shall have no right to withdraw any funds deposited in the Assignee Deposit Account. Lender may, from time to time, in its discretion, but subject to the Subordinated Loan Agreement apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, as set forth in
Section 8, including toward payment of the Obligations, whether or not due.

           So long as a Default or an Event of Default has occurred and is continuing, Lender is authorized to endorse, in the name of the Debtor, any item, howsoever received by Lender, representing any payment on or other proceeds of any of the Collateral.

Section 5. Certificates, Schedules and Reports. The Debtor will from time to time, as Lender may reasonably request, deliver to Lender a schedule identifying each Account Receivable (not previously so identified) subject to the security interest hereunder, and such additional schedules and such certificates and reports with respect to all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by the Debtor in full or partial payment or otherwise as proceeds of any of the Collateral. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor and shall be in such form and detail as Lender may reasonably specify. Any such schedule identifying any Account Receivable subject to the security interest hereunder shall be accompanied (if Lender so requests) by a true and correct copy of the invoice evidencing such Account Receivable and by evidence of shipment or performance. The Debtor shall promptly notify Lender of the occurrence of any event causing any loss or depreciation in the value of

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its Inventory or other Goods which is material to the Debtor, and such notice shall specify the amount of such loss or depreciation.

Section 6. Agreements of the Debtor. The Debtor will:


              (i) upon request of Lender, execute such Uniform Commercial Code financing statements and other documents (including, without limitation, a Security Interest in Intellectual Property in substantially the form of Annex I hereto, or any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss.3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), and pay the cost of filing or recording the same or this Hyatt Gaming Security Agreement in all public offices deemed necessary or appropriate by Lender and do such other acts and things (including, without limitation, delivery to Lender of the originals of all Instruments, Documents, Chattel Paper, letters of credit and certificated securities (indorsed in blank, marked with such legends and accompanied with such powers and assignments as required by Lender) which constitute Collateral), all as Lender may from time to time reasonably request to establish and maintain a valid, first perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens) to secure the performance and payment of the Obligations;

              (ii) upon request of Lender, with respect to any Investment Property which is not a certificated security, take and use its best efforts to cause all relevant parties to take such actions (including, without limitation, obtaining the agreement of any securities intermediary to comply with instructions and entitlement orders of Lender without further consent of the Debtor or other registered owner or entitlement holder) to (A) cause the security interest in such Collateral to be perfected by "control" (as used in Articles 8 and 9 of the UCC) and (B) establish and maintain a valid, perfected security interest in such Collateral, subject only to Permitted Liens (as defined in the Subordinated Loan Agreement);

              (iii) keep all its Inventory and other Goods, unless Lender shall otherwise consent in writing, at its own premises at address(es) shown on
Schedule I hereto;

              (iv) keep, at its address(es) so indicated on Schedule I hereto, its records concerning Non-Tangible Collateral, which records will be of such character as will enable Lender or its designees to determine at any time the status thereof, and the Debtor will not duplicate any such records at any other address unless (A) such duplicate records are clearly and conspicuously marked to indicate that they are duplicates and (B) the Debtor has given Lender not less than 30 days' prior written notice of the address at which such duplicate records are to be kept;

              (v) furnish Lender such information concerning the Debtor, the Collateral and the Account Debtors as Lender may from time to time reasonably request;

              (vi) permit Lender and its designees, from time to time during normal business hours and upon reasonable notice, to inspect Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtor, and will, upon request of Lender at any time when a Default or an Event of Default has occurred and is continuing, deliver to Lender all of such records and papers which pertain to the Collateral and the Account Debtors;

              (vii) upon request of Lender, stamp on its books and records concerning the Collateral (and/or enter in its computer records concerning the Collateral) a notation, in form reasonably satisfactory to Lender, of the security interest of Lender hereunder;

              (viii) except for the sale or lease of Inventory in the ordinary course of its business and as permitted under the Subordinated Loan Agreement and the creation or existence of Permitted Liens, not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than Lender;

              (ix) at all times maintain insurance policies with reputable insurance companies insuring (A) all its Inventory and other Goods against loss by fire, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated (and, in any event, as is required by applicable law) and naming Lender as loss payee, and (B) the Debtor and Lender against liability for personal injury and property damage relating to such Inventory and other Goods and naming Lender as an additional insured (it being understood that (1) so long as no Default or Event of Default has occurred and is continuing, Lender shall deliver any proceeds of such insurance which may be received by it to the Debtor and (2) whenever a Default or an Event of Default has occurred and is continuing, Lender may apply any proceeds of such insurance which may be received by it as set forth in Section 8, including toward payment of the Obligations, whether or not due) and such policies or certificates thereof shall, if Lender so requests, be deposited with or furnished to Lender;

              (x) take such actions as are necessary to keep its Inventory in good repair and condition;

              (xi) take such actions as are necessary to keep its Equipment in good repair and condition and in good working or running order;

              (xii) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); provided, however, that the Debtor shall not be required to pay any such fee, tax, assessment or other charge if
(A) the validity of which is being contested by the Debtor in good faith by appropriate proceedings, so long as forfeiture of any part of its Equipment or other Goods will not result from the failure of the Debtor to pay any such fee, tax, assessment or other charge, during the period of such contest or (B) the failure to pay such obligations could not, individually or in the aggregate, reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein, other than as a result of a Permitted Lien;

              (xiii) upon request of Lender, cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of Lender in the Equipment covered thereby;

              (xiv) furnish to Lender, as soon as possible and in any event within thirty (30) days prior to the occurrence from time to time of (A) any change in the address of the Debtor's chief executive office, (B) any change in the name of the Debtor or (C) the conduct of business under any trade name not disclosed on Schedule III hereto, notice in writing of such change or conduct of business;

              (xv) reimburse Lender for all reasonable expenses, including attorneys' fees and legal expenses, incurred by Lender in seeking to collect or enforce any rights under the Collateral and, in the case of a Default or an Event of Default, incurred by Lender in seeking to collect any of the Obligations and to enforce its rights hereunder;

              (xvi) protect, preserve and maintain all rights in the Collateral, including but not limited to the duty to prosecute and/or defend against, subject to the Debtor's reasonable business judgment, any and all suits contesting infringement, misappropriation or dilution of the Intellectual Property, any other suits containing allegations respecting the validity of the Collateral or any portion thereof and any suits claiming injury to the goodwill associated with any of the trademarks or trademark applications;

              (xvii) furnish to Lender, as soon as possible and in any event within thirty (30) days after filing of any application for registration of any trademark, patent or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof, notice in writing of such filing;

              (xviii) either itself or through licensees with respect to each material trademark and trademark application, (A) subject to the Debtor's reasonable business judgment, (1) continue to use such trademark on each and every trademark class of goods applicable to its current line as reflected in its current brochures, advertisements and any other promotional materials in order to maintain such trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such trademark, (3) not (and not permit any licensee or sublicensee thereto to) abandon any trademark or do any act or knowingly omit to do any act whereby any trademark may become invalidated or otherwise impaired,
(B) employ such trademark with the appropriate notice of application or registration as required by applicable law, and (C) not adopt any use or mark which is confusingly similar or a colorable imitation of such trademark unless Lender has perfected a security interest in such mark pursuant to this Hyatt Gaming Security Agreement;

              (xix) use its best efforts to prevent the forfeiture, abandonment or dedication to the public of any material patent or patent application;

              (xx) itself or through its licensee, subject to the Debtor's reasonable business judgment, (A) employ each material copyright, (B) not (and not permit any licensee or sublicensee thereto to) (1) do any act or knowingly omit to do any act whereby any material portions of such copyright may become invalidated or otherwise impaired, and (2) do any act whereby any material portion of such copyrights may fall into the public domain;

              (xxi) use its best efforts, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office in any other country or political subdivision thereof, to maintain and pursue each application (and obtain the relevant registration) and registration of such Intellectual Property including, filing of applications for renewals, affidavits of use and affidavits of incontestability;

              (xxii) register all (A) material non-registered copyrights and (B) material after-acquired copyrights with the United States Copyright Office; and

              (xxiii) use its best efforts to obtain all necessary approvals or consents of the relevant Gaming Authority or Liquor License Authority for the grant of a security interest to Lender in such gaming devices, licenses, permits and any interests in such gaming devices, licenses or permits (excluding Gaming Licenses and Liquor Licenses) without which, the grant of a security interest therein is prohibited, as of the date hereof, by applicable Gaming Laws or Liquor Laws.

Any reasonable expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Debtor. Whenever a Default or an Event of Default has occurred and is continuing, Lender shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the Debtor shall at the request of Lender do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement and the Debtor shall promptly, upon demand, reimburse and indemnify Lender for all reasonable costs and expenses incurred by Lender in the exercise of its rights under this Section 6. Notwithstanding the foregoing, Lender shall have no obligations or liabilities regarding the Collateral or any portion thereof by reason of, or arising out of, this Hyatt Gaming Security Agreement except as set forth in subsection 9.1.

Section 7. Event of Default. Whenever a Default or an Event of Default has occurred and is continuing, subject to compliance with the Gaming Laws and the Liquor Laws, Lender may exercise from time to time any rights and remedies available to it under applicable law, including without limitation the rights of a secured party under the Uniform Commercial Code. The Debtor agrees, in case of a Default or an Event of Default,

              (i) at Lender's request to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) included in the Collateral at a convenient place or places acceptable to Lender, and

              (ii) at Lender's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable Lender or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

           Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by Lender of any of the Collateral shall be applied as set forth in Section 8.

Section 8. Application of Proceeds. The proceeds of any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied by Lender as follows:

           First: to payment of all of the reasonable costs and expenses of Lender, including (i) the expenses of such sale, (ii) the out-of-pocket costs and expenses of Lender and the fees and out-of-pocket costs and expenses of counsel employed by Lender, (iii) the payment of all advances made by Lender for the account of Debtor hereunder, and (iv) the payment of all costs and expenses incurred by Lender in connection with the administration and enforcement of this Hyatt Gaming Security Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to Lender;

           Second: to the payment of the Obligations under and as defined in this Hyatt Gaming Security Agreement in accordance with Section 3 of the Intercreditor Agreement;

           Third: the balance, if any, of such proceeds shall be paid to the Debtor, its successors and assigns, or to whomever may be lawfully entitled to receive the same.

Section 9. Miscellaneous Provisions.


     Section 9.1 Limitation On Duty of Lender In Respect Of Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Debtor requests in writing, but failure of Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Lender to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     Section 9.2 Limitations of Gaming Laws and Liquor Laws. Lender acknowledges that: (i) its grant of a security interest in, and its rights and remedies with respect to the Collateral are subject to the limitations and restrictions of the Gaming Laws and/or the Liquor Laws, which may, among other things, require Lender to obtain the prior approval of the Gaming Authority or Liquor License Authority, as applicable, enforcing such laws before taking any action hereunder and to be licensed by such authorities before exercising certain rights and remedies hereunder and (ii) the Gaming Laws and Liquor Laws currently prohibit any pledge, hypothecation or transfer of any Gaming License or Liquor License or any interests therein or attachment of any security interest in such licenses.

     Section 9.3 Notice. All notices, requests and other communications provided for hereunder shall be given in accordance with Section 7.3 of the Subordinated Loan Agreement. A copy of any notice provided pursuant to this Hyatt Gaming Security Agreement shall be provided to Hyatt Gaming Management, Inc. at its address set forth in the Management Agreement.

     Section 9.4 No Waiver. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     Section 9.5 Entire Agreement; Amendments. This Hyatt Gaming Security Agreement, together with the Subordinated Loan Agreement, the Intercreditor Agreement, and the other Collateral Documents, set forth the entire understanding and agreement of the Debtor and Lender with respect to the subject matter of this Hyatt Gaming Security Agreement, and shall supersede any other agreements and understandings (written or oral) between the Debtor and Lender on or prior to the date of this Hyatt Gaming Security Agreement with respect to the subject matter of this Hyatt Gaming Security Agreement. No amendment or modification to any terms of this Hyatt Gaming Security Agreement, or cancellation of this Hyatt Gaming Security Agreement, shall be valid unless in writing and executed and delivered by both the Debtor and Lender.

     Section 9.6 Captions. Section captions used in this Hyatt Gaming Security Agreement are for convenience of reference only and shall not affect the construction of this Hyatt Gaming Security Agreement.

     Section 9.7 Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Hyatt Gaming Security Agreement by facsimile transmission to each other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Hyatt Gaming Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

     Section 9.8 Governing Law. THIS HYATT GAMING SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

           If any term or provision of this Hyatt Gaming Security Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions at any other time or in any other jurisdiction

     Section 9.9 [Intentionally Omitted]

     Section 9.10 Binding Agreement; Assignment. This Hyatt Gaming Security Agreement shall be binding upon the Debtor and Lender and their respective successors and assigns, and shall inure to the benefit of the Debtor and Lender and the respective successors and assigns of Lender.

     Section 9.11 Documents Sufficient As Financing Statement. At the option of Lender, this Hyatt Gaming Security Agreement, or a carbon, photographic or other reproduction of this Hyatt Gaming Security Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     Section 9.12 Additional Debtors. If the Debtor shall acquire or create a Restricted Subsidiary after the date of this Hyatt Gaming Security Agreement, then such newly acquired or created Restricted Subsidiary (each such Restricted Subsidiary, an "Additional Debtor") shall (i) become a party to this Hyatt Gaming Security Agreement by executing and delivering to Lender an Amendment to Hyatt Gaming Security Agreement (Additional Debtor) in substantially the form of Annex II hereto (each, an "Amendment") and (ii) shall enter into such documents as shall be necessary, in Lender's opinion, to create a perfected security interest in all types and items of property of such Restricted Subsidiary within the definition of "Collateral" (free of all other liens, claims and rights of third parties whatsoever other than Permitted Liens). Upon execution and delivery by the Additional Debtor to Lender of the Amendment, which Amendment need not be executed by the Debtor, and the acceptance thereof by Lender, such Additional Debtor shall be and become a Debtor hereunder and each reference in the Subordinated Loan Agreement, the Subordinated Note, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith to the "Debtor" shall include such Person.

     Section 9.13 Waiver of Right to Jury Trial. LENDER AND DEBTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS HYATT GAMING AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     Section 9.14 Conflicts with Subordinated Loan Agreement and Other Collateral Documents. In the event of any conflict between the provisions of this Hyatt Gaming Security Agreement and those of the Subordinated Loan Agreement, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the applicable provisions or definitions in the Subordinated Loan Agreement shall govern. To the extent that the Collateral is also subject to any other Collateral Document and any provisions of any such other Collateral Document conflict with the provisions of this Hyatt Gaming Security Agreement, the provisions of such other Collateral Document shall control.

     Section 9.15 Termination. Upon the indefeasible payment in full of all Obligations (other than Unmatured Surviving Obligations) of the Debtor under the Subordinated Loan Agreement, the Subordinated Note, this Hyatt Gaming Security Agreement, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith, or upon Legal Defeasance or Covenant Defeasance, Lender shall, at the request of the Debtor, deliver a certificate to the Debtor stating that such Obligations have been paid in full, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination Lender shall, at the Debtor's expense, execute and deliver to the Debtor such Uniform Commercial Code termination statements and such other documents as the Debtor shall reasonably request to effect or evidence the termination and release of such security interest in the Collateral.

     Section 9.16 Intercreditor Arrangements. This Hyatt Gaming Security Agreement is made subject to all terms and conditions of the Intercreditor Agreement.


                  [remainder of page intentionally left blank;
                             signature page follows]

           IN WITNESS WHEREOF, this Hyatt Gaming Security Agreement has been duly executed as of the day and year first above written.



                                    DEBTOR
                                    ------

                                    WINDSOR WOODMONT BLACK HAWK
                                    RESORT CORP.


                                    By:   /s/ Michael L Armstrong
                                          -----------------------------
                                    Name:     Michael L. Armstrong
                                          -----------------------------
                                    Title:    Excutive Vice President
                                          -----------------------------



                                    LENDER
                                    ------

                                    HYATT GAMING MANAGEMENT, INC.


                                    By:   /s/ Richard L. Schutze
                                          -----------------------------
                                    Name:     Richard L. Schutze
                                          -----------------------------
                                    Title:    Authorized Signatory
                                          -----------------------------

              [Signature Page to Hyatt Gaming Security Agreement]

                                   SCHEDULE I
                                   ----------

Address of the Location
of the Records Concerning
Non-Tangible Collateral:
------------------------

2231 Valdina Street
Dallas, TX  75207



Address of the Debtor's
Chief Executive Office:
-----------------------

2231 Valdina Street
Dallas, TX  75207



Address(es) of the Debtor
 where the Inventory and
other Goods are located:
------------------------

None

                                   SCHEDULE II
                                   -----------

                              INTELLECTUAL PROPERTY



                                      None.

                                  SCHEDULE III
                                  ------------

                                PRIOR LEGAL NAMES

                       St. Moritz Black Hawk Resort Corp.

                                   TRADENAMES



                                      None.

                                   SCHEDULE IV
                                   -----------

                              GOVERNMENT CONTRACTS



                                      None.

                                   SCHEDULE V
                                   ----------

                         LIENS TO BE RELEASED AT CLOSING

Financing Statement Number 9800143835 filed July 14, 1998 by National Westminster Bank, PLC with the Texas Secretary of State

Financing Statement Number 3656 filed July 14, 1998 by National Westminster Bank, PLC filed with the County Clerk of Dallas County, TX

Financing Statement Number 2454 filed October 6, 1997 by Kennedy Funding Inc. filed with the Colorado Secretary of State

Financing Statement Number 19972085890 filed October 7, 1997 by Kennedy Funding Inc. filed with the Colorado Secretary of State

Financing Statement Number 2527 filed October 7, 1998 by National Westminster Bank, PLC filed with the Colorado Secretary of State

Financing Statement Number 2528 filed October 7, 1998 by National Westminster Bank, PLC filed with the Colorado Secretary of State

Financing Statement Number 2529 filed October 7, 1998 by Natwest Capital Markets Limited filed with the Colorado Secretary of State

                                     ANNEX I

                                     FORM OF
                        HYATT GAMING SECURITY INTEREST IN
                              INTELLECTUAL PROPERTY

           THIS HYATT GAMING SECURITY INTEREST IN INTELLECTUAL PROPERTY dated as of ______________, 200___ (herein as amended, restated, supplemented or otherwise modified from time to time, called this "Hyatt Gaming Security Interest in Intellectual Property"), is made by _______________ (herein called the "Grantor"), in favor of Hyatt Gaming Management, Inc., a Nevada corporation (herein, together with its successor, called the "Lender").

           WHEREAS, [Grantor][Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, an affiliate of Grantor] and SunTrust Bank, a Georgia banking corporation, as trustee (herein, together with its successors in such capacity called the "Indenture Trustee") into that certain Indenture dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Grantor (a) issued its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (b) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes" and together with the Series A Notes, the "Initial Notes"), in the original aggregate principal amount of $100,000,000 and pursuant to which Grantor may issue up to an additional $35,000,000 aggregate principal amount of notes in the same series as the Initial Notes (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Additional Notes" and, together with the Initial Notes, the "Notes").

           WHEREAS, as a condition precedent to the purchase of the Notes, Grantor was required to execute and deliver that certain Security Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "First Security Agreement") to the Indenture Trustee for itself and the ratable benefit of the holders from time to time of the Notes to secure the payment and performance of the Obligations (as defined in the First Security Agreement).

           WHEREAS, Grantor and Lender have entered into that certain Subordinated Loan Agreement dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") pursuant to which Lender has loaned Grantor the principal amount of $7,500,000 (the "Subordinated Loan"). To evidence the Subordinated Loan, Grantor has executed and delivered to Lender that certain Subordinated Promissory Note dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Subordinated Note").

           WHEREAS, as a condition precedent to the making of the Subordinated Loan, Grantor was required to execute and deliver that certain Hyatt Gaming Security Agreement, dated as of March 14, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Hyatt

Gaming Security Agreement") to Lender to secure the payment and performance of the Obligations (as defined in the Hyatt Gaming Security Agreement).

           WHEREAS, Lender and the Indenture Trustee have entered into that certain Intercreditor Subordination and Collateral Agreement, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") of even date herewith to establish the relative priorities of the indebtedness owing by Grantor and each of the liens securing such indebtedness.

           WHEREAS, as a condition precedent to Lender's making of the Subordinated Loan and in conjunction with the Hyatt Gaming Security Agreement, Grantor is required to execute and deliver a security interest in Intellectual Property.

           WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Hyatt Gaming Security Interest In Intellectual Property.

           NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Grantor agrees as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Hyatt Gaming Security Interest In Intellectual Property, including its preamble and recitals, have the meanings provided or provided by reference in the Hyatt Gaming Security Agreement or the Subordinated Loan Agreement (collectively, the "Finance Documents").

Section 2. Grant of Security Interest. As collateral security for the due and punctual payment and performance in full when due (whether at sated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, the Grantor hereby grants to Lender, a continuing security interest in all of Grantor's right, title and interest in the [Patents/Trademarks/Copyrights] (including, without limitation, those items listed on Schedule A hereto).

Section 3. Purpose. This Hyatt Gaming Security Interest In Intellectual Property has been executed and delivered by Grantor for the purpose of registering with the United States [Patent and Trademark/Copyright] Office ("[PTO/CO]") the grant of a security interest herein, and in the Finance Documents. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Lender under the Hyatt Gaming Security Agreement with respect to the Intellectual Property. The Hyatt Gaming Security Agreement (and all rights and remedies of Lender thereunder) shall remain in full force and effect in accordance with its respective terms.

Section 4. Acknowledgment. Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the [Patents/Trademarks/Copyrights] granted hereby are more fully set forth in the Subordinated Loan Agreement and the other Transaction Documents, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 5. Filing this Security Interest In Intellectual Property. The party that files this Hyatt Gaming Security Interest In Intellectual Property with the [PTO/CO] shall: (i) complete accurately, and include as part of such filing, the [PTO/CO]'s "Recordation Form Cover Sheet" for [patents/trademarks/copyrights] and shall indicate on such cover sheet that the nature of the conveyance is a security agreement; (ii) provide the other party hereto with copies of such filings; and (iii) pay all applicable filing fees.

Section 6. Counterparts. This Hyatt Gaming Security Interest In Intellectual Property may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature page.

           IN TESTIMONY WHEREOF, the Grantor and Lender have caused this Security Interest In Intellectual Property to be signed and executed by the undersigned officers thereunto duly authorized this day of , 200___.

                                            [GRANTOR]


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            HYATT GAMING MANAGEMENT, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

STATE OF                                             )
         --------------------------------------------
                                                     ) SS
COUNTY OF                                            )
          -------------------------------------------

           On this day of , 200__, there appeared before me , personally known to me, who acknowledged that he/she signed the foregoing Hyatt Gaming Security Interest In Intellectual Property as his/her voluntary act and deed on behalf and with full authority of [GRANTOR].



                                            -----------------------------------
                                            Notary Public



STATE OF                                             )
         --------------------------------------------
                                                     ) SS
COUNTY OF                                            )
          -------------------------------------------

           On this day of , 200__, there appeared before me , personally known to me, who acknowledged that he/she signed the foregoing Hyatt Gaming Security Interest In Intellectual Property as his/her voluntary act and deed on behalf and with full authority of Hyatt Gaming Management, Inc.



                                            -----------------------------------
                                            Notary Public

                                   SCHEDULE A


                         [PATENTS/TRADEMARKS/COPYRIGHTS]
                         -------------------------------





              TITLE                  REGISTRATION              ISSUE DATE
                                        NUMBER





                    [PATENT/TRADEMARK/COPYRIGHT] APPLICATIONS
                    -----------------------------------------



              TITLE                  SERIAL NO.                FILING DATE

                                    ANNEX II

                                     FORM OF
                  AMENDMENT TO HYATT GAMING SECURITY AGREEMENT
                               (ADDITIONAL DEBTOR)


           This Amendment to Hyatt Gaming Security Agreement (Additional Debtor) (this "Amendment"), dated as of ___________, ____, relates to the Hyatt Gaming Security Agreement dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement") executed by Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation ("Debtor") and Hyatt Gaming Management, Inc., a Nevada corporation (together with its successors and assigns, the "Lender"). Capitalized terms used but not otherwise defined herein shall have the meanings given in the Agreement.

           In compliance with Section 4.5(s) of the Subordinated Loan Agreement dated as of March 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") between Debtor and Lender, [NAME OF RESTRICTED SUBSIDIARY] ("Additional Debtor") and Lender hereby agree as follows:

           1. Amendment. The Agreement is hereby amended to add as a party, and more specifically, as a Debtor thereunder, Additional Debtor.

           2. Representations and Warranties. Additional Debtor represents and warrants to Lender and each other Secured Party that each of the representations and warranties of Debtor contained in the Agreement is hereby made by Additional Debtor, with respect to the Additional Debtor, on and as of the date hereof and is true and correct as to Additional Debtor.

           3. Grant of Security Interest. Additional Debtor hereby grants to Lender, as collateral security for the due and punctual payment and performance in full when due (whether at stated maturity, upon redemption or required repurchase, by acceleration or otherwise) of all Obligations, a continuing security interest in all types and items of property of Additional Debtor within the definition of Collateral (as defined in the Agreement) and all products and proceeds thereof, whether now or hereafter existing, owned, licensed, leased, consigned, arising or acquired.

           4. Schedule Supplements. Additional Debtor has attached hereto supplements to Schedules A through D to the Agreement, and Additional Debtor hereby represents and warrants that such supplements have been prepared by Additional Debtor in substantially the form of the Schedules to the Agreement and are true, accurate and complete as of the date first above written.

           5. Assumption of Rights, Obligations and Liabilities. Additional Debtor assumes all of the rights, obligations and liabilities of a Debtor under the Agreement and agrees to be bound thereby as if Additional Debtor were an original party to the Agreement. Without limiting the generality of the foregoing, Additional Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of Debtor, notice of any Default or Event of Default, and all other notices respecting the Obligations (except for any such notices that are required to be given to Additional Debtor pursuant to the other provisions of this Agreement or the provisions of the Subordinated Loan Agreement, the Subordinated Note, the other Collateral Documents and any other document or other agreement executed in connection herewith or therewith); and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Lender, in its discretion, without notice to Additional Debtor.

           6. Effectiveness. This Amendment shall become effective on the date hereof upon the execution hereof by Additional Debtor and Lender and delivery hereof to Lender.

           7. GOVERNING LAW. THIS AMENDMENT TO HYATT GAMING SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

           8. Facsimile; Counterparts. Each party hereto may deliver an executed signature page to this Amendment to Hyatt Gaming Security Agreement (Additional Debtor) by facsimile transmission to each other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Amendment to Hyatt Gaming Security Agreement (Additional Debtor) may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page.

           IN WITNESS WHEREOF, Additional Debtor and Lender have caused this Amendment to Hyatt Gaming Security Agreement (Additional Debtor) to be duly executed and delivered as of the date first written above.

                                [ADDITIONAL DEBTOR]

                                By:  ______________________________________
                                Name:  ____________________________________
                                Title:  ___________________________________


                                Address for Notice:


                                Attn:  ____________________________________
                                Phone No:  ________________________________
                                Facsimile:  _______________________________

                                HYATT GAMING MANAGEMENT, INC.

                                By:  ______________________________________
                                Name:  ____________________________________
                                Title:  ___________________________________